                                                                   EXHIBIT 23.3


September 20, 1999 Santiago, Chile



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 12, 1999, on our audits of the financial statements of Ferronor S.A. (a Chilean corporation and subsidiary of RailAmerica) included in the RailAmerica, Inc. Form 10-K for the year ended December 31, 1998.




Charles A. Bunce
Partner
ARTHUR ANDERSEN-LANGTON CLARKE
Santiago, Chile